                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A1

                             -------------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of Earliest Event Reported):
                                 MAY 9, 1996

                             --------------------

                             PROCYON CORPORATION
            (Exact name of registrant as specified in its charter)


         COLORADO                     0-17449                   36-8732690
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)



                       1150 CLEVELAND STREET, SUITE 410
                          CLEARWATER, FLORIDA 34615
                   (Address of principal executive offices)



                                (813) 447-2998
             (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) It was impracticable to provide the required Financial Statements of Amerx Health Care Corp. ("Amerx") at the filing the Form 8-K. In accordance with Item 7(a), the Registrant hereby files the required Financial Statements of Amerx as an amendment to the Form 8-K.

            (b) It was impracticable to provide the Pro Forma Financial Information relative to Procyon Corporation (the "Registrant") and Amerx at the time of the filing the Form 8-K. In accordance with Item 7(b), the Registrant hereby files the required Financial Statements as an amendment to the Form 8-K.

            (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K.


                                                                    Reg. S-K
Exhibit No.         Description                                     Item No.
- -----------         -----------                                     --------

*   1               Acquisition Agreement                               2

**  2               Financial Statements of Amerx For                  99
                    June 30, 1995 and December 31, 1994.

**  3               Pro Forma Financial Statements of                  99
                    the Registrant and Amerx


- ---------------
* Previously Filed.

** Filed Herewith.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PROCYON CORPORATION





Date: July 22, 1996                       By: /s/ JOHN C. ANDERSON
                                              -------------------------------
                                              John C. Anderson, President

                                EXHIBIT INDEX


Exhibit No.       Description
- -----------       -----------

   99.2           Financial Statements of Amerx for June 30, 1995 and
                  December 31, 1994.


   99.3           Pro Forma Financial Statements of the Registrant and Amerx.